UNITED STATES BANKRUPTCY COURT
                               DISTRICT OF DELAWARE


IN RE: EVOLVE SOFTWARE, INC, et al.                  CASE NO.: 03-10841
                          Debtor                     REPORTING PERIOD: JULY 2003


                            MONTHLY OPERATING REPORT
  FILE WITH COURT AND SUBMIT COPY TO UNITED STATES TRUSTEE WITHIN 20 DAYS AFTER
                                  END OF MONTH


Submit copy of report to any official committee appointed in the case.

===========================================================================================================
                                                                                       DOCUMENT EXPLANATION
 REQUIRED DOCUMENTS                                                       FORM NO.     ATTACHED  ATTACHED
----------------------------------------------------------------------  -------------  --------  ----------
 Schedule of Cash Receipts and Disbursements                            MOR-1             X
----------------------------------------------------------------------  -------------  --------  ----------
      Bank Reconciliation (or copies of debtor's bank reconciliations)  MOR-1 (CON'T)     X
----------------------------------------------------------------------  -------------  --------  ----------
      Copies of bank statements                                                           X
----------------------------------------------------------------------  -------------  --------  ----------
      Cash disbursements journals                                                         X
----------------------------------------------------------------------  -------------  --------  ----------
 Statement of Operations                                                MOR-2             X
----------------------------------------------------------------------  -------------  --------  ----------
 Balance Sheet                                                          MOR-3             X
----------------------------------------------------------------------  -------------  --------  ----------
 Status of Postpetition Taxes                                           MOR-4             X
----------------------------------------------------------------------  -------------  --------  ----------
     Copies of IRS Form 6123 or payment receipt                                          N/A     See MOR4
----------------------------------------------------------------------  -------------  --------  ----------
     Copies of tax returns filed during reporting period                                  X
----------------------------------------------------------------------  -------------  --------  ----------
 Summary of Unpaid Postpetition Debts                                   MOR-4             X
----------------------------------------------------------------------  -------------  --------  ----------
     Listing of aged accounts payable                                                     X
----------------------------------------------------------------------  -------------  --------  ----------
 Accounts Receivable Reconciliation and Aging                           MOR-5             X
----------------------------------------------------------------------  -------------  --------  ----------
 Debtor Questionnaire                                                   MOR-5             X
===========================================================================================================

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.


_______________________________________
Signature of Debtor                              Date


_______________________________________
Signature of Joint Debtor                        Date


_______________________________________
Signature of Authorized Individual*              Date


_______________________________________
Printed Name of Authorized Individual            Title of Authorized Individual



*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR
                                                                 (9/99)

IN RE: EVOLVE SOFTWARE, INC, et al.                  CASE NO.: 03-10841
                       Debtor                        REPORTING PERIOD: JULY 2003


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed. The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1) . Attach copies of the bank statements and the cash disbursements journal. The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page. A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

===============================================================================================================
                                                         BANK ACCOUNTS                CURRENT MONTH
                                       OPER.           MM            CD           ACTUAL          PROJECTED
----------------------------------  ------------  ------------  ------------  --------------  -----------------
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 CASH BEGINNING OF MONTH             446,138.93   8,221,279.67  1,795,901.56  10,463,320.16      10,463,320.16
----------------------------------  ------------  ------------  ------------  --------------  -----------------

----------------------------------  ------------  ------------  ------------  --------------  -----------------
 RECEIPTS
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 CASH  SALES                                                                              -                  -
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 ACCOUNTS RECEIVABLE                 494,065.82                                  494,065.82         494,065.82
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 ACCOUNTS RECEIVABLE - TRANSFER *   (550,198.00)                                (550,198.00)       (550,198.00)
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 LOANS AND ADVANCES                                                                       -                  -
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 SALE  OF  ASSETS                     50,000.00                                   50,000.00          50,000.00
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 DEPOSIT REFUNDS                      16,536.53                                   16,536.53          16,536.53
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 EXPENSE REIMBURSEMENTS               54,203.71                                   54,203.71          54,203.71
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 INTEREST/DIVIDEND REVENUE             1,175.14       8,123.80                     9,298.94           9,298.94
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 OTHER  (ATTACH  LIST)                                                                    -                  -
----------------------------------  ------------  ------------  ------------  --------------  -----------------

----------------------------------  ------------  ------------  ------------  --------------  -----------------
 TRANSFERS - BETWEEN ACCOUNTS                                                             -                  -
----------------------------------  ------------  ------------  ------------  --------------  -----------------

==================================  ============  ============  ============  ==============  =================
     TOTAL  RECEIPTS                  65,783.20       8,123.80             -      73,907.00          73,907.00
----------------------------------  ------------  ------------  ------------  --------------  -----------------

----------------------------------  ------------  ------------  ------------  --------------  -----------------
 DISBURSEMENTS
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 NET PAYROLL                                                                              -                  -
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 PAYROLL TAXES                         2,213.42                                    2,213.42           2,213.42
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 SALES, USE, & OTHER TAXES            20,755.39                                   20,755.39          20,755.39
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 SECURED/ RENTAL/ LEASES                                                                  -                  -
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 INSURANCE                             3,995.00                                    3,995.00           3,995.00
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 ADMINISTRATIVE                       16,505.50                                   16,505.50          16,505.50
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 SELLING                                                                                  -                  -
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 EMPLOYEE BENEFITS                     4,814.85                                    4,814.85           4,814.85
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 EMPLOYEE BENEFIT PROVIDERS            1,887.64                                    1,887.64           1,887.64
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 EMPLOYEE TRAVEL REIMBURSEMENTS                                                           -                  -
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 OTHER  (ATTACH  LIST)                                                                    -                  -
----------------------------------  ------------  ------------  ------------  --------------  -----------------

----------------------------------  ------------  ------------  ------------  --------------  -----------------
 PROFESSIONAL FEES & COSTS:
----------------------------------  ------------  ------------  ------------  --------------  -----------------
    LAWYERS                                                                               -                  -
----------------------------------  ------------  ------------  ------------  --------------  -----------------
    ACCOUNTANTS                                                                           -                  -
----------------------------------  ------------  ------------  ------------  --------------  -----------------
    ADMINISTAR                        17,182.05                                   17,182.05          17,182.05
----------------------------------  ------------  ------------  ------------  --------------  -----------------
    CONSULTANTS                       11,799.12                                   11,799.12          11,799.12
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 U.S. TRUSTEE  QUARTERLY FEES            250.00                                      250.00             250.00
----------------------------------  ------------  ------------  ------------  --------------  -----------------
 COURT COSTS                                                                              -                  -
==================================  ============  ============  ============  ==============  =================
 TOTAL DISBURSEMENTS                  79,402.97              -             -      79,402.97          79,402.97
----------------------------------  ------------  ------------  ------------  --------------  -----------------

----------------------------------  ------------  ------------  ------------  --------------  -----------------
 NET CASH FLOW                       (13,619.77)      8,123.80             -      (5,495.97)         (5,495.97)
                                    ------------  ------------  ------------  --------------  -----------------
 (RECEIPTS LESS DISBURSEMENTS)
----------------------------------  ------------  ------------  ------------  --------------  -----------------

----------------------------------  ------------  ------------  ------------  --------------  -----------------
 CASH - END OF MONTH                 432,519.16   8,229,403.47  1,795,901.56  10,457,824.19      10,457,824.19
===============================================================================================================


==================================================================
                                       CUMULATIVE FILING TO DATE
                                        ACTUAL        PROJECTED
----------------------------------  --------------  --------------
----------------------------------  --------------  --------------
 CASH BEGINNING OF MONTH             3,726,860.15    3,726,860.15
----------------------------------  --------------  --------------

----------------------------------  --------------  --------------
 RECEIPTS
----------------------------------  --------------  --------------
 CASH  SALES                                    -               -
----------------------------------  --------------  --------------
 ACCOUNTS RECEIVABLE                 2,838,222.64    2,838,222.64
----------------------------------  --------------  --------------
 ACCOUNTS RECEIVABLE - TRANSFER *   (1,539,739.24)  (1,539,739.24)
----------------------------------  --------------  --------------
 LOANS AND ADVANCES                             -               -
----------------------------------  --------------  --------------
 SALE  OF  ASSETS                    9,289,186.24    9,289,186.24
----------------------------------  --------------  --------------
 DEPOSIT REFUNDS                        22,981.53       22,981.53
----------------------------------  --------------  --------------
 EXPENSE REIMBURSEMENTS                 93,801.34       93,801.34
----------------------------------  --------------  --------------
 INTEREST/DIVIDEND REVENUE              39,409.06       39,409.06
----------------------------------  --------------  --------------
 OTHER  (ATTACH  LIST)                          -               -
----------------------------------  --------------  --------------

----------------------------------  --------------  --------------
 TRANSFERS - BETWEEN ACCOUNTS                   -               -
----------------------------------  --------------  --------------

==================================  ==============  ==============
     TOTAL  RECEIPTS                10,743,861.57   10,743,861.57
----------------------------------  --------------  --------------

----------------------------------  --------------  --------------
 DISBURSEMENTS
----------------------------------  --------------  --------------
 NET PAYROLL                         1,411,398.36    1,411,398.36
----------------------------------  --------------  --------------
 PAYROLL TAXES                         846,134.77      846,134.77
----------------------------------  --------------  --------------
 SALES, USE, & OTHER TAXES             139,171.75      139,171.75
----------------------------------  --------------  --------------
 SECURED/ RENTAL/ LEASES               104,212.57      104,212.57
----------------------------------  --------------  --------------
 INSURANCE                             863,585.64      863,585.64
----------------------------------  --------------  --------------
 ADMINISTRATIVE                         52,096.73       52,096.73
----------------------------------  --------------  --------------
 SELLING                                20,210.68       20,210.68
----------------------------------  --------------  --------------
 EMPLOYEE BENEFITS                     219,243.06      219,243.06
----------------------------------  --------------  --------------
 EMPLOYEE BENEFIT PROVIDERS              8,746.92        8,746.92
----------------------------------  --------------  --------------
 EMPLOYEE TRAVEL REIMBURSEMENTS        163,497.42      163,497.42
----------------------------------  --------------  --------------
 OTHER  (ATTACH  LIST)                          -               -
----------------------------------  --------------  --------------

----------------------------------  --------------  --------------
 PROFESSIONAL FEES & COSTS:
----------------------------------  --------------  --------------
    LAWYERS                                783.64          783.64
----------------------------------  --------------  --------------
    ACCOUNTANTS                          9,174.00        9,174.00
----------------------------------  --------------  --------------
    ADMINISTAR                          89,917.04       89,917.04
----------------------------------  --------------  --------------
    CONSULTANTS                         83,974.95       83,974.95
----------------------------------  --------------  --------------
 U.S. TRUSTEE  QUARTERLY FEES              750.00          750.00
----------------------------------  --------------  --------------
 COURT COSTS                                    -               -
==================================  ==============  ==============
 TOTAL DISBURSEMENTS                 4,012,897.53    4,012,897.53
----------------------------------  --------------  --------------

----------------------------------  --------------  --------------
 NET CASH FLOW                       6,730,964.04    6,730,964.04
                                    --------------  --------------
 (RECEIPTS LESS DISBURSEMENTS)
----------------------------------  --------------  --------------

----------------------------------  --------------  --------------
 CASH - END OF MONTH                10,457,824.19   10,457,824.19
==================================================================

* ACCOUNTS RECEIVABLE TRANSFER - AFTER RECEIVABLES WERE BOUGHT BY PRIMAVERA, WE CONTINUED TO COLLECT THEM AND THEN TRANSFER THEM TO PRIMAVERA

                              THE FOLLOWING SECTION MUST BE COMPLETED
=================================================================================================
DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES:  (FROM CURRENT MONTH ACTUAL COLUMN)
--------------------------------------------------------------------------------------  ---------
 TOTAL DISBURSEMENTS                                                                    79,402.97
--------------------------------------------------------------------------------------  ---------
    LESS:  TRANSFERS TO DEBTOR IN POSSESSION  ACCOUNTS                                          -
--------------------------------------------------------------------------------------  ---------
    PLUS:  ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES  (i.e. from escrow accounts)            -
--------------------------------------------------------------------------------------  ---------
 TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                        79,402.97
=================================================================================================
                                                                                     FORM MOR-1
                                                                                         (9/99)

IN RE: EVOLVE SOFTWARE, INC, et al.                                                    CASE NO.: 03-10841
                    Debtor                                                             REPORTING PERIOD:  JULY 2003


                                            BANK RECONCILIATIONS

                                        CONTINUATION SHEET FOR MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

===================================================================================================================
                                               Operating             Money Market                   CD

                                                                                        # 9397-5000000951-0
                                        ------------------------  --------------------  ---------------------------
                                        # 1891571489              # 1891730580          # 9397-5000001040-1
--------------------------------------  ------------------------  --------------------  ---------------------------
 BALANCE PER BOOKS                        432,519.16              8,229,403.47                 1,795,901.56
--------------------------------------  ------------------------  --------------------  ---------------------------

--------------------------------------  ------------------------  --------------------  ---------------------------
 BANK BALANCE                             451,498.52              8,229,403.47                 1,795,901.56
                                        ------------------------  --------------------  ---------------------------
 (+) DEPOSITS IN TRANSIT (ATTACH LIST)             -
                                        ------------------------  --------------------  ---------------------------
 (-)  OUTSTANDING CHECKS (ATTACH LIST)    (18,979.36)
                                        ------------------------  --------------------  ---------------------------
 OTHER  (ATTACH EXPLANATION)
                                        ------------------------  --------------------  ---------------------------
 ADJUSTED BANK BALANCE *                  432,519.16              8,229,403.47                 1,795,901.56
                                        ------------------------  --------------------  ---------------------------
 * Adjusted bank balance must equal
     balance per books

                                        ========================  ====================  ===========================
 DEPOSITS IN TRANSIT                        Date         Amount       Date      Amount          Date         Amount
                                        =============  =========  ============  ======  ===================  ======

                                        -------------  ---------  ------------  ------  -------------------  ------

                                        -------------  ---------  ------------  ------  -------------------  ------

                                        -------------  ---------  ------------  ------  -------------------  ------

                                        ========================  ====================  ===========================



                                        ========================  ====================  ===========================
 CHECKS OUTSTANDING                         Ck. #        Amount      Ch. #      Amount          Ck. #        Amount
                                        =============  =========  ============  ======  ===================  ======
                                               21702      482.00
                                                       ---------  ------------  ------  -------------------  ------
                                               22195       97.40
                                                       ---------  ------------  ------  -------------------  ------
                                               22240      500.00
                                                       ---------  ------------  ------  -------------------  ------
                                               22263    6,000.00
                                                       ---------  ------------  ------  -------------------  ------
                                               22265    3,664.24
                                                       ---------  ------------  ------  -------------------  ------
                                               22266    2,789.97
                                                       ---------  ------------  ------  -------------------  ------
                                               22270      457.76
                                                       ---------  ------------  ------  -------------------  ------
                                               22271      160.00
                                                       ---------  ------------  ------  -------------------  ------
                                               22272       13.14
                                                       ---------  ------------  ------  -------------------  ------
                                               22273    4,814.85
                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                                       ---------  ------------  ------  -------------------  ------

                                        -------------  ---------  ------------  ------  -------------------  ------

                                        -------------  ---------  ------------  ------  -------------------  ------
                                               Total   18,979.36
===================================================================================================================


OTHER
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

                                                                                                 FORM MOR-1 (CON'T)
                                                                                                         (9/99)

IN RE: EVOLVE SOFTWARE, INC, et al.                 CASE NO.: 03-10841
                    Debtor                          REPORTING PERIOD:  JULY 2003

                      CASH DISBURSEMENTS JOURNAL


 CHECK #          DATE                     PAYEE               AMOUNT
-----------------------------------------------------------------------
Payroll               07/11/03  Payroll                        1,728.11
 Wire                 07/11/03  Administar Services Group      2,240.00
22248                 07/17/03  Office of the US Trustee         250.00
22249                 07/17/03  Petrini Van and Storage          518.77
22250                 07/17/03  Fireman's Fund Insurance       1,370.00
22251                 07/17/03  Marsh Advantage America        2,625.00
22252                 07/17/03  Cecille Matias                 1,112.00
22253                 07/17/03  Kenneth Bozzini                2,100.00
22254                 07/17/03  Shotgun Delivery                  18.32
22255                 07/17/03  Ceridian Employer Services     1,806.14
22256                 07/17/03  Iron Mountain                    667.27
22257                 07/17/03  Deluxe Business Checks           117.07
22258                 07/17/03  San Francisco Tax Collector   14,301.18
22259                 07/17/03  New Jersey                        27.55
22260                 07/17/03  Ceridian Employer Services        81.50
22265                 07/21/03  Treasurer of State of Ohio     3,664.24
22266                 07/21/03  New Jersey Sales & Use Tax     2,789.97
22267                 07/21/03  Kenneth Bozzini                2,587.12
22268                 07/21/03  Administar Services Group     14,942.05
22263                 07/30/03  Jeffrey Wolk & Co              6,000.00
22270                 07/30/03  Oregon Department of Revenue     457.76
22271                 07/30/03  Petrini Van and Storage          160.00
22272                 07/30/03  Teresa Wakolbinger                13.14
22273                 07/30/03  Amerihealth Administrators     4,814.85
Bank fees             07/31/03  Bank fees                        310.83
Wire                  07/21/03  Cisco                         14,700.10
                                                              ---------
               Total Disbursements                            79,402.97
                                                              =========

IN RE: EVOLVE SOFTWARE, INC, et al.                                          CASE NO.: 03-10841
                    Debtor                                                   REPORTING PERIOD:  JULY 2003

                                       STATEMENT OF OPERATIONS
                                         (Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

=========================================================================================================
                                                                                            CUMULATIVE
REVENUES                                                                         MONTH    FILING TO DATE
-----------------------------------------------------------------------------  ---------  ---------------
 Gross Revenues                                                                       -        4,770,193
-----------------------------------------------------------------------------  ---------  ---------------
 Less:  Returns and Allowances                                                                         -
=============================================================================  =========  ===============
 Net Revenue                                                                          -        4,770,193
-----------------------------------------------------------------------------  ---------  ---------------
 COST OF GOODS SOLD
-----------------------------------------------------------------------------  ---------  ---------------
 Beginning Inventory                                                                                   -
-----------------------------------------------------------------------------  ---------  ---------------
 Add: Purchases                                                                                        -
-----------------------------------------------------------------------------  ---------  ---------------
 Add: Cost of Labor                                                                                    -
-----------------------------------------------------------------------------  ---------  ---------------
 Add: Other Costs (attach schedule)                                                                    -
-----------------------------------------------------------------------------  ---------  ---------------
 Less: Ending Inventory                                                                                -
-----------------------------------------------------------------------------  ---------  ---------------
 Cost of Goods Sold                                                                   -          300,399
=============================================================================  =========  ===============
 Gross Profit                                                                         -        4,469,794
-----------------------------------------------------------------------------  ---------  ---------------
 OPERATING EXPENSES
-----------------------------------------------------------------------------  ---------  ---------------
 Advertising/Marketing                                                                -           21,278
-----------------------------------------------------------------------------  ---------  ---------------
 Auto and Truck Expense                                                               -                -
-----------------------------------------------------------------------------  ---------  ---------------
 Bad Debts                                                                            -                -
-----------------------------------------------------------------------------  ---------  ---------------
 Contributions                                                                        -                -
-----------------------------------------------------------------------------  ---------  ---------------
 Employee Benefits Programs                                                       2,140           83,115
-----------------------------------------------------------------------------  ---------  ---------------
 Insider Compensation*                                                                -          528,666
-----------------------------------------------------------------------------  ---------  ---------------
 Insurance                                                                       53,577        1,080,018
-----------------------------------------------------------------------------  ---------  ---------------
 Management Fees/Bonuses                                                              -                -
-----------------------------------------------------------------------------  ---------  ---------------
 Office Expense                                                                  (5,145)          10,506
-----------------------------------------------------------------------------  ---------  ---------------
 Pension & Profit-Sharing Plans                                                       -                -
-----------------------------------------------------------------------------  ---------  ---------------
 Repairs and Maintenance                                                              -          107,169
-----------------------------------------------------------------------------  ---------  ---------------
 Rent and Lease Expense                                                          44,548          105,364
-----------------------------------------------------------------------------  ---------  ---------------
 Salaries/Commissions/Fees                                                       36,400        1,419,882
-----------------------------------------------------------------------------  ---------  ---------------
 Consultants                                                                     13,817           61,067
-----------------------------------------------------------------------------  ---------  ---------------
 Professional Fees                                                               11,769          234,323
-----------------------------------------------------------------------------  ---------  ---------------
 Supplies                                                                             -            1,317
-----------------------------------------------------------------------------  ---------  ---------------
 Taxes - Payroll                                                                      -          113,289
-----------------------------------------------------------------------------  ---------  ---------------
 Taxes - Real Estate                                                                  -                -
-----------------------------------------------------------------------------  ---------  ---------------
 Taxes - Other                                                                        -            2,000
-----------------------------------------------------------------------------  ---------  ---------------
 Travel and Entertainment                                                             -          122,966
-----------------------------------------------------------------------------  ---------  ---------------
 Utilities                                                                            -           68,008
-----------------------------------------------------------------------------  ---------  ---------------
 Other (attach schedule)                                                              -                -
=============================================================================  =========  ===============
 Total Operating Expenses Before Depreciation                                   157,106        3,958,968
-----------------------------------------------------------------------------  ---------  ---------------
 Depreciation/Depletion/Amortization                                                  -          245,349
=============================================================================  =========  ===============
 Net Profit (Loss) Before Other Income & Expenses                              (157,106)         265,477
-----------------------------------------------------------------------------  ---------  ---------------
 OTHER INCOME AND EXPENSES
 Other Income (attach schedule) - interest revenue                                9,299           39,498
-----------------------------------------------------------------------------  ---------  ---------------
 Interest Expense                                                                   (98)             (98)
-----------------------------------------------------------------------------  ---------  ---------------
 Other Expense (attach schedule) - foreign exchange gain/(loss)                 (83,665)          61,133
=============================================================================  =========  ===============
 Net Profit (Loss) Before Reorganization Items                                 (231,570)         366,010
-----------------------------------------------------------------------------  ---------  ---------------
 REORGANIZATION ITEMS
 Professional Fees                                                              (17,694)        (294,812)
-----------------------------------------------------------------------------  ---------  ---------------
 Consultants
-----------------------------------------------------------------------------  ---------  ---------------
 U. S. Trustee Quarterly Fees                                                   (10,500)         (17,250)
-----------------------------------------------------------------------------  ---------  ---------------
 Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                          -
-----------------------------------------------------------------------------  ---------  ---------------
 Gain (Loss) from Sale of Equipment                                              50,000        8,560,341
-----------------------------------------------------------------------------  ---------  ---------------
 Other Reorganization Expenses - Administar                                     (23,490)         (96,442)
=============================================================================  =========  ===============
 Total Reorganization Expenses                                                   (1,684)       8,151,837
-----------------------------------------------------------------------------  ---------  ---------------
 Income Taxes                                                                         -                -
=============================================================================  =========  ===============
 Net Profit (Loss)                                                             (233,254)       8,517,847
=========================================================================================================


*"Insider" is defined in 11 U.S.C. Section 101(31).
                                                                                               FORM MOR-2
                                                                                  (9/99)

IN RE: EVOLVE SOFTWARE, INC, et al.                                          CASE NO.: 03-10841
                    Debtor                                                   REPORTING PERIOD:  JULY 2003

                                               BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

=================================================================================================================
                                                                         BOOK VALUE AT END OF     BOOK VALUE ON
                                 ASSETS                                CURRENT REPORTING MONTH    PETITION DATE
---------------------------------------------------------------------  ------------------------  ----------------
 CURRENT ASSETS
---------------------------------------------------------------------  ------------------------  ----------------
 Unrestricted Cash and Equivalents                                                8,661,922.63      1,930,958.59
---------------------------------------------------------------------  ------------------------  ----------------
 Restricted Cash and Cash Equivalents (see continuation sheet)                    1,795,901.56      1,795,901.56
---------------------------------------------------------------------  ------------------------  ----------------
 Accounts Receivable (Net)                                                           58,779.40      2,267,397.46
---------------------------------------------------------------------  ------------------------  ----------------
 Notes Receivable                                                                            -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Inventories                                                                                 -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Prepaid Expenses                                                                    17,477.96        848,681.78
---------------------------------------------------------------------  ------------------------  ----------------
 Professional Retainers                                                             145,787.41        398,210.38
---------------------------------------------------------------------  ------------------------  ----------------
 Other Current Assets (attach schedule)                                              99,315.39        185,083.18
---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL CURRENT ASSETS                                                            10,779,184.35      7,426,232.95
---------------------------------------------------------------------  ------------------------  ----------------
 PROPERTY AND EQUIPMENT
---------------------------------------------------------------------  ------------------------  ----------------
 Real Property and Improvements                                                              -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Machinery and Equipment                                                                     -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Furniture, Fixtures and Office Equipment                                                    -      7,215,859.24
---------------------------------------------------------------------  ------------------------  ----------------
 Leasehold Improvements                                                                      -        113,831.00
---------------------------------------------------------------------  ------------------------  ----------------
 Vehicles                                                                                    -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Less Accumulated Depreciation                                                               -     (5,740,969.35)
---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL PROPERTY & EQUIPMENT                                                                  -      1,588,720.89
---------------------------------------------------------------------  ------------------------  ----------------
 OTHER ASSETS
---------------------------------------------------------------------  ------------------------  ----------------
 Loans to Insiders*
---------------------------------------------------------------------  ------------------------  ----------------
 Other Assets (attach schedule)                                                   3,709,888.39      3,494,701.01
---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL OTHER ASSETS                                                               3,709,888.39      3,494,701.01
---------------------------------------------------------------------  ------------------------  ----------------

---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL ASSETS                                                                    14,489,072.74     12,509,654.85
=================================================================================================================

=================================================================================================================
                                                                        BOOK VALUE AT END OF     BOOK VALUE ON
                 LIABILITIES AND OWNER EQUITY                          CURRENT REPORTING MONTH   PETITION DATE
---------------------------------------------------------------------  ------------------------  ----------------
 LIABILITIES NOT SUBJECT TO COMPROMISE (POSTPETITION)
---------------------------------------------------------------------  ------------------------  ----------------
 Accounts Payable                                                                   106,512.37                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Taxes Payable (refer to FORM MOR-4)                                                         -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Wages Payable                                                                               -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Notes Payable                                                                               -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Rent / Leases - Building/Equipment                                                          -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Secured Debt / Adequate Protection Payments                                                 -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Professional Fees                                                                   85,687.84                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Amounts Due to Insiders*                                                                    -                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Other Postpetition Liabilities (attach schedule)                                   131,133.15      5,826,577.75
---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL POSTPETITION LIABILITIES                                                     323,333.36      5,826,577.75
---------------------------------------------------------------------  ------------------------  ----------------
 LIABILITIES SUBJECT TO COMPROMISE (PRE-PETITION)
---------------------------------------------------------------------  ------------------------  ----------------
 Secured Debt                                                                           842.13          1,390.97
---------------------------------------------------------------------  ------------------------  ----------------
 Priority Debt                                                                       61,141.30        445,198.40
---------------------------------------------------------------------  ------------------------  ----------------
 Unsecured Debt                                                                   3,165,768.47      3,816,369.81
---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL PRE-PETITION LIABILITIES                                                   3,227,751.90      4,262,959.18
---------------------------------------------------------------------  ------------------------  ----------------

---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL LIABILITIES                                                                3,551,085.26     10,089,536.93
---------------------------------------------------------------------  ------------------------  ----------------
 OWNER EQUITY
---------------------------------------------------------------------  ------------------------  ----------------
 Capital Stock                                                                       10,426.49         10,466.04
---------------------------------------------------------------------  ------------------------  ----------------
 Additional Paid-In Capital                                                     271,217,625.50    271,217,563.00
---------------------------------------------------------------------  ------------------------  ----------------
 Partners' Capital Account
---------------------------------------------------------------------  ------------------------  ----------------
 Owner's Equity Account
---------------------------------------------------------------------  ------------------------  ----------------
 Retained Earnings - Pre-Petition                                              (268,807,911.12)  (268,807,911.12)
---------------------------------------------------------------------  ------------------------  ----------------
 Retained Earnings - Postpetition                                                 8,517,846.61                 -
---------------------------------------------------------------------  ------------------------  ----------------
 Adjustments to Owner Equity (attach schedule)
---------------------------------------------------------------------  ------------------------  ----------------
 Postpetition Contributions (Distributions) (Draws) (attach schedule)
---------------------------------------------------------------------  ------------------------  ----------------
 NET OWNER EQUITY                                                                10,937,987.48      2,420,117.92
---------------------------------------------------------------------  ------------------------  ----------------

---------------------------------------------------------------------  ------------------------  ----------------
 TOTAL LIABILITIES AND OWNERS' EQUITY                                            14,489,072.74     12,509,654.85
=====================================================================  ========================  ================
                                                                                                      FORM MOR-3
*"Insider" is defined in 11 U.S.C. Section 101(31).                                                       (9/99)

                                                                                            -                 -

IN RE: EVOLVE SOFTWARE, INC, et al.                            CASE NO.: 03-10841
                    Debtor                                     REPORTING PERIOD:  JULY 2003



                             BALANCE SHEET - CONTINUATION SHEET


===========================================================================================
                                                      BOOK VALUE AT END OF    BOOK VALUE ON
                 ASSETS                              CURRENT REPORTING MONTH  PETITION DATE
---------------------------------------------------  -----------------------  -------------
Other Current Assets
                                                     -----------------------  -------------
      Miscellaneous receivables                                    88,680.39     117,423.03
      ---------------------------------------------  -----------------------  -------------
      Deposits                                                     10,635.00      67,660.15
      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------
                                                                   99,315.39     185,083.18
-------------------------------------------------------------------------------------------
Other Assets
                                                     -----------------------  -------------
      Intercompany receivable from subsidiaries                 3,709,888.39   3,494,701.01
      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

-------------------------------------------------------------------------------------------
                                                      BOOK VALUE AT END OF    BOOK VALUE ON
         LIABILITIES AND OWNER EQUITY                CURRENT REPORTING MONTH  PETITION DATE
---------------------------------------------------  -----------------------  -------------
Other Postpetition Liabilities
                                                     -----------------------  -------------
      Payable to Primavera                                            250.00
      ---------------------------------------------  -----------------------  -------------
      Miscellaneous accruals                                       60,305.00      87,551.00
      ---------------------------------------------  -----------------------  -------------
      Royalties accrued                                            36,500.02              -
      ---------------------------------------------  -----------------------  -------------
      Deferred revenue                                             34,078.13   5,676,561.43
      ---------------------------------------------  -----------------------  -------------
      Deferred rent                                                        -      62,465.32
      ---------------------------------------------  -----------------------  -------------
         Total                                                    131,133.15   5,826,577.75
---------------------------------------------------  -----------------------  -------------
 Adjustments to Owner Equity
                                                     -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------
      None
      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

---------------------------------------------------  -----------------------  -------------
Postpetition Contributions (Distributions) (Draws)
                                                     -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------
      None
      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

      ---------------------------------------------  -----------------------  -------------

===========================================================================================




Restricted Cash: cash that is restricted for a specific use and not available to fund operations. Typically, restricted cash is segregated into a separate account, such as an escrow account.




                                                                      FORM MOR-3 (CON'T)
                                                                      (9/99)

IN RE: EVOLVE SOFTWARE, INC, et al.                                  CASE NO.: 03-10841
                    Debtor                                           REPORTING PERIOD:  JULY 2003


                           STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

==================================================================================================
                                  BEGINNING    AMOUNT                                    ENDING
                                     TAX     WITHHELD OR    AMOUNT     DATE  CHECK NO.     TAX
                                  LIABILITY    ACCRUED       PAID      PAID   OR EFT    LIABILITY
================================  =========  ===========  ===========  ====  =========  ==========
 FEDERAL
================================  =========  ===========  ===========  ====  =========  ==========
 Withholding                      Any payroll taxes are paid by directly by our payroll processing
--------------------------------  ---------  -----------  -----------  ----  ---------  ----------
 FICA-Employee                    company, Ceridian. They are withheld and taken from our bank
--------------------------------  ---------  -----------  -----------  ----  ---------  ----------
 FICA-Employer                    account by Ceridan at the time our payroll is processed.
--------------------------------  ---------  -----------  -----------  ----  ---------  ----------
 Unemployment
--------------------------------  ---------  -----------  -----------  ----  ---------  ----------
 Income
--------------------------------  ---------  -----------  -----------  ----  ---------  ----------
 Other:  Canada_________________          -                                                      -
================================  =========  ===========  ===========  ====  =========  ==========
    Total Federal Taxes                   -            -           -      -          -           -
================================  =========  ===========  ===========  ====  =========  ==========
 STATE AND LOCAL
================================  =========  ===========  ===========  ====  =========  ==========
 Withholding
--------------------------------  ---------  -----------  -----------  ----  ---------  ----------
 Sales                             6,454.21            -   (6,454.21)                            -
--------------------------------  ---------  -----------  -----------  ----  ---------  ----------
 Excise
--------------------------------  ---------  -----------  -----------  ----  ---------  ----------
 Unemployment
--------------------------------  ---------  -----------  -----------  ----  ---------  ----------
 Real Property
--------------------------------  ---------  -----------  -----------  ----  ---------  ----------
 Personal Property                             14,301.18  (14,301.18)
--------------------------------  ---------  -----------  -----------  ----  ---------  ----------
 Other:_________________
================================  =========  ===========  ===========  ====  =========  ==========
    Total State and Local          6,454.21    14,301.18  (20,755.39)                            -
================================  =========  ===========  ===========  ====  =========  ==========
 TOTAL TAXES                       6,454.21    14,301.18  (20,755.39)                            -
==================================================================================================

                                SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

==================================================================================================
                                                                NUMBER OF DAYS PAST DUE
                                            ==========  ==========================================
                                             Current    0-30  31-60  61-90    Over 90     Total
                                            ==========  ====  =====  ======  =========  ==========
 Accounts Payable                            93,125.13     -      -  686.10  12,701.14  106,512.37
------------------------------------------  ----------  ----  -----  ------  ---------  ----------
 Wages Payable                                                                                   -
------------------------------------------  ----------  ----  -----  ------  ---------  ----------
 Taxes Payable                                                                                   -
------------------------------------------  ----------  ----  -----  ------  ---------  ----------
 Rent/Leases-Building                                                                            -
------------------------------------------  ----------  ----  -----  ------  ---------  ----------
 Rent/Leases-Equipment                                                                           -
------------------------------------------  ----------  ----  -----  ------  ---------  ----------
 Secured Debt/Adequate Protection Payments                                                       -
------------------------------------------  ----------  ----  -----  ------  ---------  ----------
 Professional Fees                           85,687.84                                   85,687.84
------------------------------------------  ----------  ----  -----  ------  ---------  ----------
 Amounts Due to Insiders*                                                                        -
------------------------------------------  ----------  ----  -----  ------  ---------  ----------
 Other:__________________________                                                                -
------------------------------------------  ----------  ----  -----  ------  ---------  ----------
 Other:__________________________                                                                -
==========================================  ==========  ====  =====  ======  =========  ==========
 TOTAL POSTPETITION DEBTS                   178,812.97     -      -  686.10  12,701.14  192,200.21
==================================================================================================

EXPLAIN HOW AND WHEN THE DEBTOR INTENDS TO PAY ANY PAST-DUE POSTPETITION DEBTS.

--------------------------------------------------------------------------------------------------
Pay as they become due with cash-on-hand.
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------

*"Insider" is defined in 11 U.S.C. Section 101(31).                                     FORM MOR-4
                                                                                     (9/99)

IN RE: EVOLVE SOFTWARE, INC, et al.                      CASE NO.: 03-10841
                    Debtor                               REPORTING PERIOD:  JULY 2003


                                   ACCOUNTS PAYABLE AGING

=====================================================================================
                                              NUMBER OF DAYS PAST DUE
                                =========  ==============================  ==========
                                 Current   0-30  31-60  61-90    Over 90     Total
=====================================================================================

ABE Staffing Services, LLC                                         181.50      181.50

Administar                       6,307.99                                    6,307.99

Arcus Data Security, Inc.                                          128.98      128.98

AT&T                                                             5,673.59    5,673.59

Baker & McKenzie                   690.60                                      690.60

BlackBerry                                                         676.64      676.64

Ceridan                            305.06                                      305.06

Computershare Investor Service                                     332.62      332.62

Edgarfilings                     1,993.30                                    1,993.30

FKM Copier Products                                                 88.63       88.63

HQ Oakbrook                                             243.17                 243.17

HQ Penn Center                                          142.93                 142.93

Instashred Security Services                                       170.00      170.00

Iron Mountain                      619.95                          346.97      966.92

Luce Press Clippings                                               104.18      104.18

Mansell Group, Inc.                                     300.00                 300.00

Mantis, Cecille                  6,999.00                                    6,999.00

NY Department of Labor              31.50                                       31.50

Petrini Van and Storage Inc.                                       227.10      227.10

PR Newswire                                                        763.04      763.04

Raindance Communications, Inc.                                     950.72      950.72

Shotgun Delivery                                                    18.32       18.32

Sprint                                                           2,733.27    2,733.27

Time Warner Telecom                                                305.58      305.58

US Trustee                      12,500.00                                   12,500.00

Young, Conaway                  63,677.73                                   63,677.73
                                -----------------------------------------------------

    Total                       93,125.13     -      -  686.10  12,701.14  106,512.37
                                =====================================================

IN RE: EVOLVE SOFTWARE, INC, et al.                  CASE NO.: 03-10841
                    Debtor                           REPORTING PERIOD:  JULY 2003


                   ACCOUNTS RECEIVABLE RECONCILIATION AND AGING


====================================================================  ===========
 ACCOUNTS RECEIVABLE RECONCILIATION                                     AMOUNT
====================================================================  ===========
 Total Accounts Receivable at the beginning of the reporting period   108,779.40
--------------------------------------------------------------------  -----------
 + Amounts billed during the period
--------------------------------------------------------------------  -----------
 - Amounts collected during the period                                (50,000.00)
--------------------------------------------------------------------  -----------
 Total Accounts Receivable at the end of the reporting period          58,779.40
--------------------------------------------------------------------  -----------

====================================================================  ===========
 ACCOUNTS RECEIVABLE AGING                                            AMOUNT
====================================================================  ===========
 0 - 30 days old
--------------------------------------------------------------------  -----------
 31 - 60 days old
--------------------------------------------------------------------  -----------
 61 - 90 days old
--------------------------------------------------------------------  -----------
 91+ days old                                                          58,779.40
--------------------------------------------------------------------  -----------
 Total Accounts Receivable                                             58,779.40
--------------------------------------------------------------------  -----------
 Amount considered uncollectible (Bad Debt)                                    -
--------------------------------------------------------------------  -----------
 Accounts Receivable (Net)                                             58,779.40
--------------------------------------------------------------------  -----------

                                         DEBTOR QUESTIONNAIRE

=====================================================================================================
 MUST BE COMPLETED EACH MONTH                                                                YES  NO
-------------------------------------------------------------------------------------------  ---  ---
 1.  Have any assets been sold or transferred outside the normal course of business
     this reporting period?  If yes, provide an explanation below.                            X
-------------------------------------------------------------------------------------------  ---  ---
 2.  Have any funds been disbursed from any account other than a debtor in possession
     account this reporting period?  If yes, provide an explanation below.                         X
-------------------------------------------------------------------------------------------  ---  ---
 3.  Have all postpetition tax returns been timely filed?  If no, provide an explanation
     below.                                                                                   X
-------------------------------------------------------------------------------------------  ---  ---
 4.  Are workers compensation, general liability and other necessary insurance
     coverages in effect?  If no, provide an explanation below.                               X
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Note to accounts receivable collections - all of our receivables less than 90 days old
-----------------------------------------------------------------------------------------------------
    were sold to Primavera Software on 4/24/03.  We continue to collect payments from
-----------------------------------------------------------------------------------------------------
    our former customers and transfer the funds to Primavera.  Therefore, the collections
-----------------------------------------------------------------------------------------------------
    shown on the cash statement do not match our accounts receivable collections.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Note to #1 - we sold our remaining fixed assets to a reseller for $50,000 plus 80%
-----------------------------------------------------------------------------------------------------
    of resell amounts exceeding $50,000.  Fixed assets were minimal and consisted
-----------------------------------------------------------------------------------------------------
    principally of miscellaneous computer equipment.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Note to #2 - we are using our prepetition bank accounts with permission of the court
-----------------------------------------------------------------------------------------------------
    and do not have a debtor in possession account.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
 Note to #4 - all necessary insurance coverage is in effect.  However, since there are now
-----------------------------------------------------------------------------------------------------
    no more employees and business is not being transacted, all insurance has expired or
-----------------------------------------------------------------------------------------------------
    been canceled with the exception of fiduciary and directors and officers liability.
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

                                                                                           FORM MOR-5
                                                                                           (9/99)